UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 22, 2025

INTERACTIVE STRENGTH INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-41610	82-1432916
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1005 Congress Avenue, Suite 925
Austin, Texas		78701
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 512 885-0035

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value per share	TRNR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

As previously disclosed, on January 27, 2025, Interactive Strength Inc. (the “Company”), as lender, entered into a Loan Agreement (the “Original Loan Agreement”) with Sportstech Brands Holding GmbH (“Sportstech” or “Borrower”), as borrower, pursuant to which the Company extended to the Borrower a $2,250,000 loan facility (“Loan Facility A”). Loan Facility A was fully disbursed on March 12, 2025.

On May 22, 2025, the Company and the Borrower entered into the First Amendment and Restatement Agreement (the “Amendment Agreement”) and the Amended and Restated Loan Agreement (the Amended Loan Agreement”), pursuant to which the Company and the Borrower agreed to amend and restate the Original Loan Agreement. Pursuant to the Amended Loan Agreement, the Company has agreed to extend to the Borrower an additional loan facility in the aggregate principal amount of up to $3,350,000 (“Loan Facility B”) to be advanced in tranches of no less than $250,000. Loan Facility B shall be utilized in full by July 30, 2025.

Loan Facility B accrues interest at a rate of 10% per annum, and has a discount at an amount equal to 10% of the principal amount. The Loan shall be advanced in tranches of no less than $250,000 per tranche. Pursuant to the Amended Loan Agreement, the Borrower has the option, upon delivery of a written request, to extend the term of the Loan for an additional five-month period, such that the Termination Date will be extended to December 30, 2025.

The Amended Loan Agreement contains representations, warranties, and events of defaults customary for this type of facility.

The foregoing descriptions do not constitute a complete summary of the terms of the Amendment Agreement and the Amended Loan Agreement, and are qualified in their entirety by reference to the full texts of the Amendment Agreement and the Amended Loan Agreement, which are filed as Exhibit 10.1 and 10.2, respectively, to this Form 8-K and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	1st Amendment and Restatement Agreement, by and between Sportstech Brands Holding GmbH and Interactive Strength Inc., dated as of May 22, 2025
10.2*	Amended and Restated Loan Agreement, by and between Sportstech Brands Holding GmbH and Interactive Strength Inc., dated as of May 22, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document

* The schedules and exhibits to this agreement have been omitted pursuant to Item 601(a)(5) of Regulation S-K. A copy of any omitted schedule and/or exhibit will be furnished to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Interactive Strength Inc.

Date:	May 29, 2025	By:	/s/ Michael J. Madigan
Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)